Immunic Appoints Elena Ridloff to Board of Directors

– Appointment Strengthens Board with Financial, Capital Markets and Commercial Leadership Expertise as the Company Approaches Pivotal Phase 3 ENSURE Readout in Relapsing Multiple Sclerosis as well as Potential Regulatory Filings and Commercialization –

NEW YORK, August 10, 2026 – Immunic, Inc. (Nasdaq: IMUX), a late-stage biotechnology company pioneering the development of novel oral therapies for neurologic diseases, today announced the appointment of Elena Ridloff, CFA to its Board of Directors, effective August 6, 2026. Ms. Ridloff brings more than two decades of experience driving financial strategy, corporate growth, and capital markets execution across the biopharmaceutical industry.

“We are excited to welcome Elena to our Board as we enter an important period for Immunic,” commented Michael W. Bonney, Chair of Immunic’s Board of Directors. “Ms. Ridloff is a highly respected biotech executive with a proven track record of helping companies navigate periods of transformational growth. We are delighted to welcome her to the Board and look forward to the valuable insights and perspectives she will bring.”

Erik Lundgren, Chief Executive Officer of Immunic, added, “With top-line data from our Phase 3 ENSURE trials of vidofludimus calcium in relapsing multiple sclerosis (MS) expected by year-end and the planned initiation of our confirmatory Phase 3 program in progressive MS, we are executing towards a series of milestones that have the potential to define Immunic’s next phase of growth. Elena’s experience building and advising high-growth biopharma companies will be invaluable as we continue to unlock vidofludimus calcium’s potential across MS patient populations. I look forward to working closely with her as we move into this next phase.”

Ms. Ridloff brings more than 20 years of leadership experience in finance, corporate development, investor relations, and capital markets across the biopharmaceutical industry. She currently serves as Chief Financial Officer at Sionna Therapeutics. Previously, Ms. Ridloff served as Executive Vice President and Chief Financial Officer of ACADIA Pharmaceuticals, where she led the finance organization and played a key role in the company's commercial growth, business development, pipeline expansion, and successfully raising $600 million in capital. Earlier in her career, she established and led the investor relations function at Alexion Pharmaceuticals, was Chief Executive Officer of BIOVISIO, an independent consulting firm serving the life sciences industry, and served as a Managing Director at Maverick Capital, a hedge fund, leading healthcare and life sciences investments. Ms. Ridloff also serves on the Board of Directors of Kymera Therapeutics, where she chairs the Audit Committee, and previously served on the Board of Directors of Kronos Bio. She holds a B.A. in History and Sociology of Science from the University of Pennsylvania and is a CFA charterholder.

“I am honored to join Immunic’s Board at such an exciting stage in the company’s evolution,” said Ms. Ridloff. ”Immunic has assembled an exceptional team with deep expertise in MS and is advancing a differentiated oral program designed with the potential to become a meaningful franchise opportunity spanning both relapsing and progressive forms of MS. With important clinical milestones ahead, I look forward to working alongside the Board and management team to help advance vidofludimus calcium and support the successful execution of the company’s long-term strategy.”

About Immunic, Inc.

Immunic, Inc. (Nasdaq: IMUX) is a late-stage biotechnology company pioneering the development of novel oral therapies for neurologic diseases. The company’s lead development program, vidofludimus calcium (IMU-838), is currently being evaluated in Phase 3 clinical trials for the treatment of relapsing multiple sclerosis, with top-line data expected to be available by the end of 2026. Initiation of an additional Phase 3 clinical trial in progressive MS is expected later in 2026. Vidofludimus calcium has already shown therapeutic potential and a favorable safety and tolerability profile in Phase 2 clinical trials in relapsing-remitting multiple sclerosis, progressive multiple sclerosis and other diseases. Vidofludimus calcium combines neuroprotective effects, through its mechanism as a first-in-class nuclear receptor-related 1 (Nurr1) activator, with additional anti-inflammatory and anti-viral effects, by selectively inhibiting the enzyme dihydroorotate dehydrogenase (DHODH). The company’s development pipeline also includes earlier-stage programs, including IMU-381 and IMU-856, aimed at building a broader therapeutics platform addressing neurodegenerative and autoimmune diseases. For further information, please visit: www.imux.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, future revenue, projected expenses, sufficiency of cash and cash runway, expected timing, development and results of clinical trials, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target diseases; preclinical and clinical data for Immunic's development programs; the feasibility of advancing vidofludimus calcium to a confirmatory Phase 3 clinical trial in progressive multiple sclerosis; the timing of current and future clinical trials, anticipated clinical milestones and regulatory approvals; the nature, strategy and focus of the company and further updates with respect thereto; the development and commercial potential of any product candidates of the company; expectations regarding the capitalization, resources and ownership structure of the company; new appointments to Immunic’s board of directors; and the executive and board structure of the company. Immunic may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve substantial risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, increasing inflation, tariffs and macroeconomics trends, impacts of the Ukraine – Russia conflict and the conflict in the Middle East on planned and ongoing clinical trials, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient financial and other resources to meet business objectives and operational requirements, the fact that the results of earlier preclinical studies and clinical trials may not be predictive of future clinical trial results, any changes to the size of the target markets for the company’s products or product candidates, the protection and market exclusivity provided by Immunic’s intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. A further list and descriptions of these risks, uncertainties and other factors can be found in the section captioned “Risk Factors,” in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026, and in the company’s subsequent filings with the SEC. Copies of these filings are available online at www.sec.gov or ir.imux.com/sec-filings. Any forward-looking statement made in this release speaks only as of the date of this release. Immunic disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. Immunic expressly disclaims all liability in respect to actions taken or not taken based on any or all of the contents of this press release.

Contact Information

Immunic, Inc.
Jessica Breu
Vice President Investor Relations and Communications
+49 89 2080 477 09
jessica.breu@imux.com

US IR Contact
LifeSci Advisors
Joyce Allaire
immunic@lifesciadvisors.com

US Media Contact
Real Chemistry

media@imux.com